UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HANSEN NATURAL CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HANSEN NATURAL CORPORATION

550 Monica Circle, Suite 201

Corona, California 92880

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2009

April 24, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Hansen Natural Corporation (the “Company”) to be held on Thursday, June 4, 2009 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Annual Meeting”).

In addition to the specific matters to be voted on at the meeting that are listed in the accompanying notice, there will be a report on the Company’s business and an opportunity for stockholders of the Company to ask questions.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2008.  We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials.  The Notice contains instructions on how to access those documents over the Internet.  The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report to Stockholders for the fiscal year ended December 31, 2008 and a form of proxy card or voting instruction card.

I hope that you will be able to join us.  Your vote is important to us and to our business.  I encourage you to vote by telephone, over the Internet or, if you requested to receive printed materials, by signing and returning your proxy card, so that your shares will be represented and voted at the meeting whether or not you plan to attend.  If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

HANSEN NATURAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2009

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hansen Natural Corporation (“Hansen” or the “Company”) will be held on Thursday, June 4, 2009 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Annual Meeting”), for the following purposes:

1.                                       To elect seven directors to serve until the 2010 annual meeting of stockholders of the Company.

2.                                       To ratify the appointment of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2009.

3.                                       To approve the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors.

4.                                       To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders accompanying this Notice.  Only stockholders of the Company of record at the close of business on April 13, 2009 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on April 13, 2009, for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time, from May 25, 2009 through June 3, 2009, at the Company’s principal place of business, 550 Monica Circle, Suite 201, Corona, CA 92880.  This list will also be available to stockholders at the Annual Meeting.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, you are urged to vote by telephone, over the Internet or, if you requested to receive printed proxy materials, by marking, signing and dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors
Corona, California
April 24, 2009

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, SHAREHOLDERS OF RECORD MAY VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS.  IF YOU REQUESTED TO RECEIVE A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY ALSO VOTE BY COMPLETING, SIGNING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders to be Held on June 4, 2009.

The Company’s Proxy Statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2008 are available at https://materials.proxyvote.com/411310.

HANSEN NATURAL CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Hansen Natural Corporation (“Hansen” or the “Company”) is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held Thursday, June 4, 2009 at 3:00 p.m. local time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders of the Company.  The Annual Meeting will be held at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882.  The Company’s principal place of business is 550 Monica Circle, Suite 201, Corona, California 92880.  In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Hansen.

The proxy materials, including this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2008, are being distributed and made available on or about April 24, 2009.  This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the meeting.  Please read it carefully.

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials over the Internet.  Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 24, 2009 to our stockholders who owned our common stock at the close of business on April 13, 2009.  Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice.

Record Date, Outstanding Voting Securities

Holders of record of common stock at the close of business on April 13, 2009 are entitled to notice of, and to vote at, the meeting.  Each share is entitled to one vote.  As of the record date, 90,573,984 shares of the Company’s common stock were issued and outstanding (the “Common Stock”). There are no other outstanding voting securities of the Company.

Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted their vote by telephone, over the Internet, or by returning their proxy card.

Voting

In accordance with the Company’s by-laws:

•                  Directors shall be elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares of Common Stock entitled to vote in the election at the Annual Meeting;

•                  The ratification of Deloitte & Touche LLP as independent auditors shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting;

•                  The approval of the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting; and

in each case, provided a quorum is present.  Thus, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote.  No stockholder shall be entitled to cumulate votes.

How to Vote

If your shares are registered directly in your name with the Company’s registrar and transfer agent, American Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice was sent to you directly by the Company.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the “beneficial owner” of those shares held in street name, and the Notice was forwarded to you by that organization.  As the beneficial owner, you have the right to direct your broker or other intermediary how to vote your shares, and you are also invited to attend the Annual Meeting.

Your vote is very important to us and we hope that you will attend the Annual Meeting.  However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card, voting instruction form (from your broker or other intermediary), or the instructions that you received through electronic mail.  There are three convenient ways of submitting your vote:

•                  By Telephone or Internet - All stockholders of record can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card.  Beneficial owners may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•                  In Person - All stockholders of record may vote in person at the Annual Meeting.  Beneficial owners may vote in person at the meeting if their broker or other intermediary has furnished a legal proxy.  If you are a beneficial owner and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a legal proxy.  You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting.  You will not be able to vote your shares without a legal proxy.

•                  By Written Proxy - All stockholders of record can vote by written proxy card, if they have requested to receive printed proxy materials.  If you are a beneficial holder and you requested to receive printed proxy materials, you will receive a written proxy card of a vote instruction form from your broker or other intermediary.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the Annual Meeting by: (1) delivering a written notice of revocation to our Secretary at our principal executive offices; (2) voting again over the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted) or by signing and returning a new proxy card with a later date, if you requested and received written proxy materials; or (3) by attending the Annual Meeting and voting in person.

If you are a beneficial owner, you may revoke your proxy by: (1) submitting new voting instructions to your broker or other intermediary; or (2) if you have obtained a legal proxy from your broker or other intermediary, by attending the Annual Meeting and voting in person.

Solicitation

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  In addition to solicitation by use of the mail or via the Internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter.

Principal Stockholders and Security Ownership of Management

The following table sets forth, as of the most recent practical date, April 1, 2009, the beneficial ownership of the Company’s Common Stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock; (b) each of the Company’s directors and nominees for director; (c) the Company’s named executive officers; and (d) all of the Company’s current directors and executive officers as a group:

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership		Percent of Class
Brandon Limited Partnership No. 1(1)	1,080,008		1.1%
Brandon Limited Partnership No. 2(2)	8,013,336		8.3%
Hilrod Holdings, L.P.	4,080,000		4.2%
HRS Holdings, L.P.	800,000		0.8%
Hilrod Holdings II, L.P.	302,520		0.3%
Hilrod Holdings III, L.P.	530,210		0.5%
Hilrod Holdings IV, L.P.	320,000		0.3%
Hilrod Holdings V, L.P.	155,032		0.2%
Hilrod Holdings VI, L.P.	309,790		0.3%
The RCS 2007 GRAT	169,315		0.2%
The RCS 2008 GRAT	130,685		0.1%
Franklin Resources(3)	4,846,622		5.0%
Eton Park Fund, L.P.(4)	7,150,000		7.4%

Rodney C. Sacks	18,430,620	(5)	19.1%
Hilton H. Schlosberg	18,119,396	(6)	18.8%
Mark J. Hall	582,400	(7)	** %
Thomas J. Kelly	70,800	(8)	** %
Sydney Selati	17,500	(9)	** %
Norman C. Epstein	23,200	(10)	** %
Harold C. Taber, Jr.	23,200	(11)	** %
Benjamin M. Polk	9,600	(12)	** %
Mark S. Vidergauz	9,600	(13)	** %

Officers and Directors as a group (9 members: 21,695,420 shares or 22.46% in aggregate).

* Except as noted otherwise, the address for each of the named stockholders is 550 Monica Circle, Suite 201, Corona, California 92880.

** Less than 1%.

(1) The mailing address of Brandon Limited Partnership No. 1 (“Brandon No. 1”) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

(2) The mailing address of Brandon Limited Partnership No. 2 (“Brandon No. 2”) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

(3) The mailing address of this reporting person is One Franklin Parkway, San Mateo, CA 94403-1906.

(4) The mailing address of this reporting person is 399 Park Ave. 10th Floor, NY, NY 10022.

(5) Includes 11,224 shares of Common Stock owned by Mr. Sacks; 1,080,008 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 8,013,336 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 800,000 shares beneficially held by HRS Holdings, L.P. because Mr. Sacks is one of HRS Holdings’ general partners; 4,080,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; 302,520 shares beneficially held by Hilrod Holdings II, L.P. because Mr. Sacks is one of Hilrod Holdings II’s general partners; 530,210 shares beneficially held by Hilrod Holdings III, L.P. because Mr. Sacks is one of Hilrod Holdings III’s general partners; 320,000 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; 155,032 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; 309,790 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; 169,315 shares beneficially held by The Rodney C. Sacks 2007 Grantor Retained Annuity Trust and 130,685 shares beneficially held by The Rodney C. Sacks 2008 Grantor Retained Annuity Trust.  Also includes options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a stock option agreement dated July 12, 2002 between the Company and Mr. Sacks; options presently exercisable to purchase 860,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a stock option agreement dated May 28, 2003 between the Company and Mr. Sacks; options presently exercisable to purchase 860,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a stock option agreement dated March 23, 2005 between the Company and Mr. Sacks; and options presently exercisable to purchase 360,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 11,224 shares of Common Stock; (ii) 2,528,500 shares presently exercisable under the stock option agreements; (iii) 40,800 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; (iv) 8,000 shares beneficially held by HRS Holdings, L.P. because Mr. Sacks is one of HRS Holdings’ general partners; (v)  3,025 shares beneficially held by Hilrod Holdings II, L.P. because Mr. Sacks is one of Hilrod Holdings II’s general partners; (vi) 5,302 shares beneficially held by Hilrod Holdings III, L.P. because Mr. Sacks is one of Hilrod Holdings III’s general partners; (vii) 3,200 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; (viii) 1,550 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners and (iv) 3,098 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners.

(6) Includes 1,080,008 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 8,013,336 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 800,000 shares beneficially held by HRS Holdings, LP because Mr. Schlosberg is one of HRS Holdings’ general partners; 4,080,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners; 302,520 shares beneficially held by Hilrod Holdings II, L.P. because Mr. Schlosberg is one of Hilrod Holdings II’s general partners; 530,210 shares beneficially held by Hilrod Holdings III, L.P. because Mr. Schlosberg is one of Hilrod Holdings III’s general partners; 320,000 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; 155,032 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners and 309,790 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners.   Also includes options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a stock option agreement dated July 12, 2002 between the Company and Mr. Schlosberg; options presently exercisable to purchase 860,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a stock option agreement dated May 28, 2003 between the Company and Mr. Schlosberg; options presently exercisable to purchase 860,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a stock option agreement dated March 23, 2005 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 360,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 2,528,500 shares presently exercisable under the stock option agreements; (ii) 40,800 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners; (iii) 8,000 shares beneficially held by HRS Holdings, L.P. because Mr. Schlosberg is one of HRS Holdings’ general partners; (iv)  3,025 shares beneficially held by Hilrod Holdings II, L.P. because Mr. Schlosberg is one of Hilrod Holdings II’s general partners; (v) 5,302 shares beneficially held by Hilrod Holdings III, L.P. because Mr. Schlosberg is one of Hilrod Holdings III’s general partners; (vi) 3,200 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; (vi) 1,550 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners and (vii) 3,098 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners.

(7) Includes 86,728 shares of Common Stock owned by Mr. Hall; options presently exercisable to purchase 96,000 shares of Common Stock, out of options to purchase a total of 480,000 shares, exercisable at $1.02 per share, granted pursuant to a stock option agreement dated January 15, 2004 between the Company and Mr. Hall; options presently exercisable to purchase 319,672 shares of Common Stock, out of options to purchase a total of 800,000 shares, exercisable at $6.59 per share, granted pursuant to a stock option agreement dated March 23, 2005 between the Company and Mr. Hall; options presently exercisable to purchase 40,000 shares of Common Stock, out of options to purchase a total of 100,000 shares, exercisable at $10.95 per share, granted pursuant to a stock option agreement dated September 28, 2005 between the Company and Mr. Hall and options presently exercisable to purchase 40,000 shares of Common Stock, out of options to purchase a total of 100,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Hall.

(8) Includes 16,000 shares of Common Stock owned by Mr. Kelly; options presently exercisable to purchase 50,000 shares of Common Stock, out of options to purchase a total of 200,000 shares, exercisable at $1.48 per share, granted pursuant to a stock option agreement dated January 15, 2004 between the Company and Mr. Kelly and options presently exercisable to purchase 4,800 shares of Common Stock, out of options to purchase a total of 8,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Kelly.

(9) Includes 17,500 shares of Common Stock owned by Mr. Selati.

(10) Includes 4,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment’s general partners and options presently exercisable to purchase 19,200 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Epstein.

(11) Includes 4,000 shares of Common Stock owned by Mr. Taber and options presently exercisable to purchase 19,200 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Taber.

(12) Includes options presently exercisable to purchase 9,600 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Polk.

(13) Includes options presently exercisable to purchase 9,600 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Vidergauz.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company.  Directors, executive officers, and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.  The Company is required to report in this proxy statement any failure of its directors, executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during the most recent fiscal year or prior fiscal years.

To the Company’s knowledge, based solely on review of copies of such reports furnished to the Company during the year ended December 31, 2008, all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than ten percent stockholders were complied with.

Deadlines for Receipt of Stockholder Proposals

Stockholders may present proper proposals by submitting their proposal in writing to the Secretary of the Company in a timely manner.

For stockholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2010 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no later than December 25, 2010.  Stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

For stockholders who wish to present a proposal for nominations or other business for consideration at the 2010 annual meeting, but who do not intend for the proposal to be included in our proxy statement, pursuant to the advance notice provisions contained in our by-laws, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no earlier than February 4, 2010 and no later than March 6, 2010, provided, however, that in the event that the date of the 2010 annual meeting is more than thirty days before or more than seventy days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior the 2010 annual meeting or the tenth day following the day on which public announcement of the date of the 2010 annual meeting is first made by the Company.

It is presently intended that the 2010 annual meeting will be held in June 2010.

Proposals should be sent to the attention of the Secretary by mail to Hansen Natural Corporation, 550 Monica Circle, Suite 201, Corona, California, 92880.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors (the “Board of Directors” or the “Board”) is currently comprised of seven members, each of whom is a director nominee to be elected at the Annual Meeting.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy.  The Company is not aware of any nominee who will be unable or expects to decline to serve as a director.  The term of office of each person elected as a director will continue until the 2010 annual meeting or until a successor has been elected and qualified.

The names of the nominees, and certain biographical information about them, are set forth below.

Name	Age	Position

Rodney C. Sacks(1)	59	Chairman of the Board of Directors and Chief Executive Officer
Hilton H. Schlosberg(1)	56	Vice Chairman of the Board of Directors, Chief Financial Officer, Chief Operating Officer and Secretary
Benjamin M. Polk	58	Director
Norman C. Epstein(2),(3),(4)	68	Director
Sydney Selati(2),(3),(4)	70	Director
Harold C. Taber, Jr. (2),(3),(4)	70	Director
Mark S. Vidergauz (3)	55	Director

(1)  Member of the Executive Committee of the Board of Directors.

(2)  Member of the Audit Committee of the Board of Directors.

(3)  Member of the Compensation Committee of the Board of Directors.

(4)  Member of the Nominating Committee of the Board of Directors.

Set forth below is a description of each nominee’s principal occupation and business background during the past five years.

Rodney C. Sacks – Chairman of the Board of Directors of the Company, Chief Executive Officer and a director of the Company from November 1990 to the present.  Member of the Executive Committee of the Board of Directors of the Company since October 1992.  Chairman and a director of Hansen Beverage Company (“HBC”) from June 1992 to the present.

Hilton H. Schlosberg – Vice Chairman of the Board of Directors of the Company, President, Chief Operating Officer, Secretary, and a director of the Company from November 1990 to the present.  Chief Financial Officer of the Company since July 1996.  Member of the Executive Committee of the Board of Directors of the Company since October 1992.  Vice Chairman, Secretary and a director of HBC from July 1992 to the present.

Benjamin M. Polk – Director of the Company from November 1990 to the present.  Assistant Secretary of HBC since October 1992 and a director of HBC since July 1992.  Partner with Schulte Roth & Zabel LLP(1) since May 2004 and previously a partner with Winston & Strawn LLP, where Mr. Polk practiced law with that firm and its predecessors from August 1976 to May 2004.

Norman C. Epstein – Director of the Company and member of the Compensation Committee of the Board of Directors of the Company since June 1992 and member of the Nominating Committee of the Board of Directors of the Company since September 2004.  Member and Chairman of the Audit Committee of the Board of Directors of the Company since September 1997.  Director of HBC since July 1992.  Director of Integrated Asset Management Limited, a company listed on the London Stock Exchange since June 1998.  Managing Director of Cheval Property Finance PLC, a mortgage finance company based in London, England from 1997 to 2006.  Director of Clermont Consultants UK Ltd. from 1997 to the present.  Partner with Moore Stephens, an international accounting firm, from 1974 to December 1996 (senior partner beginning 1989 and the managing partner of Moore Stephens, New York from 1993 until 1995).

Sydney Selati – Director of the Company and member of the Audit Committee of the Board of Directors since September 2004 and member of the Compensation Committee of the Board of Directors since March 2007.  Mr. Selati was appointed by the Board of Directors to become a member of the Nominating Committee in April 2009.  Mr. Selati was a director of Barbeques Galore Ltd. from 1997 to 2005 and was President and Chairman of the Board of Directors of The Galore Group (U.S.A.), Inc. from 1988 to 2005.  Mr. Selati was president of Sussex Group Limited from 1984 to 1988.

Harold C. Taber, Jr. – Director of the Company since July 1992.  Member of the Audit Committee of the Board of Directors since April 2000 and member of the Nominating Committee of the Board of Directors of the Company since September 2004.  Mr. Taber was appointed by the Board of Directors to be Chairman of the Nominating Committee of the Board of Directors and to become a member of the Compensation Committee in April 2009.  President and Chief Executive Officer of HBC from July 1992 to June 1997.  Consultant for The Joseph Company from October 1997 to March 1999 and for Costa Macaroni Manufacturing Company from July 2000 to January 2002.  Executive Assistant to the Dean at the Biola University School of Business from July 2002 to the present.

Mark S. Vidergauz – Director of the Company and member of the Compensation Committee of the Board of Directors of the Company since June 1998.  Member of the Audit Committee of the Board of Directors from April 2000 through May 2004.  Managing Director and Chief Executive Officer of Sage Group LLC from April 2000 to the present.  Managing Director at the Los Angeles office of ING Barings LLC, a diversified financial service institution headquartered in the Netherlands from April 1995 to April 2000.

(1)Mr. Polk and his law firm, Schulte Roth & Zabel LLP, serve as counsel to the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board (the “Audit Committee”) has appointed Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2009.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL THREE

APPROVAL OF 2009 HANSEN NATURAL CORPORATION STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

The following description of the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors (the “2009 Directors Plan”) is a summary and is qualified in its entirety by reference to the detailed terms of the 2009 Directors Plan, a copy of which is attached as Exhibit A hereto.  Stockholders are urged to review the 2009 Directors Plan before determining how to vote on this proposal.

The Board believes that it is in the best interests of the Company and its stockholders to adopt the 2009 Directors Plan.  The 2009 Directors Plan is intended to replace the 2005 Hansen Natural Corporation Stock Option Plan for Non-Employee Directors.  The Board approved the 2009 Directors Plan on April 13, 2009, subject to the approval of the stockholders at the Annual Meeting.

Purpose of the Plan

The purpose of the 2009 Directors Plan is to motivate directors to use their best efforts on behalf of the Company, to attract and retain persons of ability as directors of the Company and to further align the economic interests of such directors with those of the Company’s stockholders.  If the 2009 Directors Plan is approved by the stockholders at the Annual Meeting, it will be effective on the date of stockholder approval.

Summary of the Plan

Duration and Modification of the Plan

No award shall be granted under the 2009 Directors Plan after the expiration of the period of ten (10) years from the effective date of the 2009 Directors Plan.  The Board may amend or terminate the 2009 Directors Plan at any time.  No amendment may, without the approval of the Company’s stockholders, increase the maximum number of shares of the Company’s Common Stock available for awards under the 2009 Directors Plan.  No amendment or termination may diminish any of a participant’s rights under any award without the participant’s consent.

Administration of the Plan

The 2009 Directors Plan is administered by the Board.  The Board has full authority to interpret and administer the 2009 Directors Plan.  The Board’s actions and interpretations are final, conclusive, and binding.  Each award granted under the 2009 Directors Plan will be evidenced by a written agreement and will contain the terms and conditions that the Board deems appropriate.

Eligibility to Participate in the Plan

Eligible directors include directors of the Company who are not employed by and do not serve as consultants to the Company and its subsidiaries or affiliates and who are not nominated to the Board pursuant to a contractual arrangement.

Type and Amount of Securities Offered

Under the 2009 Directors Plan, the Company may grant eligible directors options to purchase Common Stock of the Company, stock appreciation rights or other stock-based awards.  The aggregate number of shares of the Company’s Common Stock which may be issued under the 2009 Directors Plan is 800,000.  These shares consist, in whole or in part, of authorized and unissued shares or shares held by the Company in its treasury.  Shares subject to awards that lapse or terminate may be granted under the 2009 Directors Plan again.

In the event of any change in the outstanding shares of the Company by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, combination or other exchange of shares or any transaction similar to the foregoing, the Board shall make adjustments to the number or kind of shares issued or reserved for awards, the exercise price of any award or any other affected terms of awards.

Grant of Awards and Vesting

The Board shall only grant awards on the last business day prior to the date of the annual meeting of stockholders.  Except as otherwise provided in the 2009 Directors Plan or an award agreement, any award granted under the 2009 Directors Plan shall vest with respect to 100% of such award, in the calendar year following the calendar year in which such award is granted, on the last business day prior to the date of the Annual Meeting, provided that the recipient of any award is an eligible director on such date.

Terms and Conditions of Options

Options granted under the 2009 Directors Plan are “non-qualified” stock options.  Each option granted under the 2009 Directors Plan represents the right to purchase a specific number of shares of our Common Stock at the specified exercise price per share.  The exercise price per share of the Company’s Common Stock under each option is the fair market value (as defined under the 2009 Directors Plan) of a share of Common Stock on the date of grant.  At the time of exercise, a participant must pay to the Company the purchase price of the shares as to which the option will be exercised (i) in cash or its equivalent, (ii) at the discretion of the Board, by delivery of Common Stock already owned by the participant, (iii) at the discretion of the Board, by delivery of a combination of cash and Common Stock or (iv) by such other method approved by the Board.

Terms and Conditions of Stock Appreciation Rights

Each stock appreciation right granted under the 2009 Directors Plan represents the right to receive upon exercise an amount equal to the excess of the fair market value on the exercise date of one share of the Company’s Common Stock over the exercise price per share times the number of shares covered by the stock appreciation right.  The exercise price of any stock appreciation right granted under the 2009 Directors Plan shall never be less than the fair market value of a share on the date the stock appreciation right is granted.  Stock appreciation rights may also be granted in combination with an option, in which case upon exercise of the stock appreciation right, a participant is entitled to surrender to the Company the unexercised option, or any portion of the unexercised option, and receive an amount equal to the excess of the fair market value on the exercise date of one share over the option price per share times the number of shares covered by the option, or portion of the option, which is surrendered.

Other Stock-Based Awards

The Board may, in its sole discretion, grant awards of shares, restricted shares or other awards that are valued in whole or in part by reference to shares.  These other stock-based awards will be in the form and dependent on conditions determined by the Board and set forth in an award agreement.

Change of Control

Upon a change of control (as defined under the 2009 Directors Plan) of the Company, the Board may provide for (i) the termination of an award upon the consummation of the change of control, but only if the award has vested and been paid out or the participant has been permitted to exercise the award in full for a period of not less than ten (10) days prior to the change of control, (ii) acceleration of all or any portion of an award, (iii) the payment of any amount in exchange for the cancellation of the award, which, in the case of options and stock appreciation rights, may equal the excess, if any, of the fair market value of the shares subject to the option or stock appreciation right over the aggregate exercise price of the option or stock appreciation right, and/or (iv) issuance of substitute awards that will substantially preserve the otherwise applicable terms of the award.

Assignment and Transfer

Unless otherwise determined by the Board, an award granted under the 2009 Directors Plan may not be assigned or transferred, other than by the laws of descent and distribution.  An award exercisable after the death of a participant may be exercised by the legatees, personal representatives or distributes of the participant.

Certain Federal Income Tax Consequences

The following is a brief overview of the current U.S. federal income tax consequences of participation in the 2009 Directors Plan and should not be relied upon as being a complete statement.  It does not address the state or local tax aspects of participation in the 2009 Directors Plan.

Options granted or to be granted under the 2009 Directors Plan will be “non-qualified” stock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  In general, no taxable income will be recognized by the participant and no deduction will be allowed to the Company upon the grant of an option.  Upon exercise of an option, except as described below, a participant will recognize an amount of ordinary income equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to a participant over the exercise price.  The Company will be entitled to a corresponding tax deduction equal to the amount included in the participant’s income.

As the participants will be directors of the Company, the stock received upon the exercise of an option may be subject to restrictions under Section 16(b) of the Exchange Act if the option is exercised and the underlying stock is sold within six months after the grant date (for this purpose, the grant date is not deemed to occur earlier than the date of the adoption of the 2009 Directors Plan by shareholders) (the “Restriction Period”).  Options exercised during the Restriction Period will not be deemed to be exercised for purposes of the above income recognition rules until the date that the Restriction Period ends, unless the participant makes an election to be taxed currently under Section 83(b) of the Code.  If such an election is made within thirty (30) days after the transfer of Common Stock pursuant to the exercise of the option, the participant will recognize ordinary income on the date of the actual exercise of options (and the Company will be entitled to a corresponding tax deduction equal to the amount included in the participant’s income).

If a participant delivers previously-acquired Common Stock in payment of all or part of the exercise price of a non-qualified stock option, the participant will not, as a result of such delivery, be required to recognize as taxable income or loss any appreciation or depreciation in the value of the previously-acquired common stock after its acquisition date.  The fair market value of the shares received in excess of the shares surrendered constitutes compensation taxable to the participant as ordinary income.  Such fair market value is determined on the date of exercise.  The Company is entitled to a tax deduction equal to the compensation income included in the participant’s income.

In general, upon the grant of a stock appreciation right, no taxable income will be recognized by the participant.  Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received, and the Company will have a corresponding deduction.

In general, upon the grant of restricted Common Stock or stock-based awards, the Company receives a deduction and the participant recognizes taxable income equal to the fair market value of the restricted stock award at the time the restrictions on the stock awarded lapse, unless the participant elects to recognize such income immediately by so electing, within thirty (30) days after the date of grant by the Company to the participant of a restricted stock award, as permitted under Section 83(b) of the Code, in which case both the Company’s deduction and the participant’s inclusion in income occur on the grant date.  The value of any other stock-based award granted to participants shall be taxable as ordinary income to such participant in the year in which such stock is received, and the Company will be entitled to a corresponding tax deduction.

The foregoing summary is not a complete description of the possible federal income tax consequences of the 2009 Directors Plan.  Some of the provisions contained in the Code have only been summarized, and additional provisions may be contained in regulations that may be issued in the future by the U.S. Treasury Department.  Moreover, the preceding summary relates only to United States income taxation and participants subject to taxation in other jurisdictions may have different tax consequences, either more or less favorable, from those described above.  Each participant should consult his or her own tax advisor with respect to the specific federal, state and other tax consequences of participation in the 2009 Directors Plan.

Approval of the Plan

The adoption of the 2009 Directors Plan requires the approval of a majority of the votes cast at the Annual Meeting (in person or by proxy) by the holders of shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2009 DIRECTORS PLAN.

MANAGEMENT

Board Meetings and Committees

The Board is comprised of Messrs. Rodney C. Sacks, Hilton H. Schlosberg, Benjamin M. Polk, Norman C. Epstein, Sydney Selati, Harold C. Taber, Jr. and Mark S. Vidergauz.  The Board held nine meetings during the fiscal year ended December 31, 2008.  All directors attended each meeting.  The Board has determined that Messrs. Epstein, Taber, Vidergauz and Selati are independent, as that term is defined in the NASDAQ Marketplace Rules and SEC rules. The Board does not have a policy requiring the attendance by the directors at the Annual Meeting.  One director was unable to attend the 2008 annual meeting, which was held on June 5, 2008.

During the fiscal year ended December 31, 2008, the Audit Committee was comprised of Norman C. Epstein (Chairman), Harold C. Taber, Jr. and Sydney Selati.  The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at http://investors.hansens.com/documents.cfm.  The Audit Committee held seven meetings during 2008. The Audit Committee last met in February 2009 in connection with the review of the Company’s financial statements for the fiscal year ended December 31, 2008.  See “Audit Committee” below for more information.

During the fiscal year ended December 31, 2008, the Compensation Committee of the Board (the “Compensation Committee”) was comprised of Norman C. Epstein, Mark S. Vidergauz and Sydney Selati. The Compensation Committee held seven meetings during the fiscal year ended December 31, 2008.  The Compensation Committee has sole and exclusive authority to grant stock option awards to all employees and consultants who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act.  The Compensation Committee and the Executive Committee of the Board each independently has the authority to grant awards to new hires who are not Section 16 employees. The Compensation Committee does not have a charter.  The Board has adopted written Equity Grant Procedures, which are available on our website at http://investors.hansens.com/documents.cfm.  See “Compensation Discussion and Analysis-Long Term Incentive Program” and “Compensation Committee” below for more information.

During the fiscal year ended December 31, 2008, the Nominating Committee of the Board (the “Nominating Committee”) was comprised of Norman C. Epstein and Harold C. Taber, Jr.  The Board has adopted a written charter for the Nominating Committee, which is available on our website at http://investors.hansens.com/documents.cfm.  The Nominating Committee did not meet in 2008.  See “Nominating Committee” below for more information.

The Executive Committee of the Board (the “Executive Committee”), comprised of Rodney C. Sacks and Hilton H. Schlosberg, held fifteen formal meetings during the fiscal year ended December 31, 2008.  The Executive Committee manages and directs the business of the Company between meetings of the Board.  Each of the Compensation Committee and the Executive Committee of the Board independently has the authority to grant awards to new hires who are not Section 16 employees.  Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee (see “Compensation Discussion and Analysis-Long Term Incentive Program”).

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation program for the Named Executive Officers listed in the summary compensation table on the following pages, whom we refer to as our NEOs, is designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to motivate our executive talent, to reward those individuals fairly over time and to retain those individuals who continue to perform at or above the levels that are deemed essential to ensure our long-term success and growth.  The program is also designed to reinforce a sense of ownership, urgency and overall entrepreneurial spirit and to link rewards to measurable corporate and qualitative individual performance.  In applying these principles we seek to integrate compensation programs with our short and long term strategic plans and to align the interests of the NEOs with the long term interests of stockholders through award opportunities that can result in ownership of stock.  The Compensation Committee evaluates risks and rewards associated with the Company’s overall compensation philosophy and structure.  Our Executive Committee discusses with the Compensation Committee strategies to identify and mitigate, as necessary, such potential risks.  With respect to specific elements of compensation, base salary does not encourage risk-taking as it is a fixed amount.  The discretionary annual bonus is designed to reward achievement of short-term performance metrics.  Our NEOs have significant stock ownership, and grants under stock option plans generally vest over 5 years, which encourages achievement of long-term goals and aligns their interests with those of our stockholders.  As a result, we believe our executive compensation program avoids providing incentives for our NEOs to engage in unnecessary and excessive risk taking.

Compensation Program Components

The compensation programs for our NEOs are generally administered by or under direction of the Compensation Committee (in the case of Rodney Sacks, the Chairman and Chief Executive Officer, and Hilton Schlosberg, the President and Chief Financial Officer), and the Executive Committee (in the case of the other NEOs) and are reviewed on an annual basis to ensure that remuneration levels and benefits are competitive and reasonable and continue to achieve the goals set out in our compensation philosophy. On January 1, 2007, we implemented a new policy regarding the issuance of stock options, which is discussed below (see “Long Term Incentive Program”).

During the fourth quarter of 2008, the Compensation Committee retained Exequity, LLP, an independent compensation consultant, to make recommendations to the Board with respect to compensation for outside directors as well as compensation to be paid to Rodney Sacks and Hilton Schlosberg for 2009 and the discretionary cash bonus to be paid to each of them with respect to the 2008 calendar year.  Neither we nor our Compensation Committee have retained a compensation consultant to review policies and procedures with respect to other executive compensation or to advise the Company on general compensation matters.  While we do not set compensation at set percentage levels relative to the market, we do seek to provide salary, incentive compensation opportunities and employee benefits that are competitive within the consumer products industry and within the labor markets in which we participate, which is principally gathered through our recruiting and retention experience.

Setting Executive Compensation

We view all components of compensation as related but distinct.  We do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components.  We determine the appropriate level for each compensation component based in part, but not exclusively, on competitive benchmarks gathered through our recruiting and retention experience, our view of internal equity and consistency and other considerations we deem relevant such as rewarding performance.  We believe that stock option awards should be granted for long-term performance.  We believe that stock option awards are an important compensation-related motivator to attract and retain executives, and that salary and discretionary bonus levels are secondary considerations to our NEOs.  Except as described herein, neither our Compensation Committee nor our Executive Committee have adopted any formal or informal policies or guidelines for allocating compensation between short term and long term and current compensation between cash and non-cash compensation.  However, our Compensation Committee and Executive Committee’s respective philosophy is to make a greater percentage of our NEOs’ compensation rewarded through equity rather than cash if we perform well over time.  Compensation packages for each of our NEOs are carefully considered by each of the Compensation Committee and the Executive Committee to be tailored to each individual NEO’s circumstances, which are largely based on subjective evaluations of overall performance.  Each element of compensation is determined differently for each individual NEO based on a variety of facts and circumstances applicable at the time and to that specific NEO.

Our Compensation Committee and Executive Committee’s current intent is to perform at least annually a strategic review of compensation paid to our NEOs to determine whether they have provided adequate incentives and motivation to our NEOs and whether they adequately compensate our NEOs relative to comparable officers in other companies with which we compete for executives.  These companies may or may not be public companies or even consumer product, food or beverage companies.  For compensation decisions, including decisions regarding the grant of equity compensation relating to NEOs, other than our Chairman and Chief Executive Officer and President and Chief Financial Officer, the Compensation Committee specifically considers recommendations from the Executive Committee.

Our NEO compensation currently has three primary components:  base compensation or salary, discretionary annual bonus, and stock option awards granted pursuant to our Hansen Natural Corporation 2001 Stock Option Plan, which we refer to as the 2001 Stock Option Plan, which is described below under “Long Term Incentive Programs.”

Each of the primary components of NEO compensation is discussed below:

Base Salary

Base salaries for our NEOs are established based on the scope of their respective responsibilities, taking into account competitive market compensation paid by other companies for individuals in similar positions, which is principally gathered through our recruiting and retention experience.  Generally, in line with our compensation philosophy, we believe that NEO base salaries should be targeted near the median (but without any fixed formula) of the range for individuals in like positions with similar responsibilities.  We fix NEO base compensation at levels which we believe enable us to hire and retain individuals in a competitive environment and to reward satisfactory performance at an acceptable level based upon contributions to our overall business goals.  Base salaries are generally reviewed annually, but may be adjusted from time to time to realign salaries with market levels, taking into account such individual’s responsibilities, performance and experience.  In reviewing base salaries, we consider several factors, including cost of living increases, levels of responsibility, experience, a comparison to base salaries paid for comparable positions within the consumer products industry and within the labor markets in which we participate, which we principally gather through our recruiting and retention experience, as well as our own base salaries for other executives and qualitative review of individual performance and results achieved.  The annual review usually occurs in the first quarter of each calendar year and has been completed for fiscal 2008.  We may also utilize input on base salaries from executive search firms when making crucial hiring decisions.

Discretionary Annual Bonus

We provide incentive compensation to our NEOs in the form of discretionary annual cash bonuses based on qualitative review of individual and company-wide financial and operational performance and/or results, consistent with our emphasis on pay-for-performance incentive compensation programs.  These parameters vary depending on the individual executive, but relate generally to strategic factors such as sales, distribution levels, introduction of new products, overall operating performance, contribution margins and profitability.  However, these parameters are used only as a broad guide of overall performance and we do not use a fixed formula for determination of discretionary annual cash bonuses with respect to our NEOs, individually or as a group.  In addition, we analyze the proposed discretionary annual bonus amounts both as a percentage of base salary and in comparison to those amounts paid in previous fiscal years.  We generally utilize discretionary cash bonuses to reward performance achievements for the time horizon of one year or less.

The actual amount of the discretionary annual bonus is determined and paid in the first quarter following a qualitative review of each NEO’s individual performance and contribution to our strategic goals during the prior year.

The Compensation Committee determines the discretionary annual bonuses for Rodney Sacks and Hilton Schlosberg and the Executive Committee (comprised of the Chairman and Chief Executive Officer and President and Chief Financial Officer) determines the discretionary annual bonuses for the other NEOs.  The discretionary annual bonuses for fiscal 2008 have been determined.

Long Term Incentive Program

We believe that long-term performance is achieved through an ownership culture that encourages superior performance by our NEOs through the use of stock option awards.  Our stock option plans have been established to provide our NEOs with incentives to further align their interests with the interests of the stockholders.  Grants under stock option plans vest over a number of years, generally up to 5 years.

Our 2001 Stock Option Plan authorizes us to grant options to purchase shares of Common Stock to our employees.  The Compensation Committee is the administrator of the Stock Option Plan and is authorized to grant stock options to employees thereunder.  The Executive Committee is also authorized to grant options thereunder.  Stock option grants are made to key employees when they are hired and from time to time thereafter, as well as on occasion following a significant change in their job responsibilities.  Prior to 2007, stock option grants were generally made to existing NEOs at periodic intervals at the discretion of the Compensation Committee or the Executive Committee.  On September 18, 2007, the Board adopted an amendment to the 2001 Stock Option Plan (the “2001 Amended Option Plan”), which was approved by the stockholders of the Company on November 9, 2007 and provides, among other items, that stock options may be granted to Consultants as well as to Employees (as such terms are defined in the Amended Plan).

Effective January 1, 2007, we implemented a new policy regarding the issuance of stock options.  Under the new procedures, the Compensation Committee has sole and exclusive authority to grant stock option awards to all employees who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act.  The Compensation Committee and the Executive Committee of the Board each independently has the authority to grant awards to new hires who are not Section 16 employees. Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee.  For purposes of these procedures, a new hire means: (i) an employee who is commencing employment with the Company or its subsidiaries; or (ii) an employee who is receiving a promotion to a new position with the Company or one of its subsidiaries.  The grant date of any award to a new hire shall be the first day that NASDAQ is open in the calendar month following the employee’s commencement of employment or the date of the employee’s promotion (as the case may be).  Other than awards to new hires, awards may only be granted at one or more meetings held during the last two weeks of May and November of each year.  The grant date of any award granted at a May or November meeting shall be the first day that NASDAQ is open in June following such May meeting, or December following such November meeting (as the case may be).  The new procedures also require certain same day documentation.

During the fourth quarter of 2007, we amended our written procedures regarding the granting of stock options to conform to the 2001 Amended Option Plan.  The amendments to the written procedures, provide, among other items, that stock options may be granted to Consultants as well as to Employees (as such terms are defined in the Amended Plan).

The Compensation Committee will review and approve stock option awards to our NEOs based upon a review of compensation data principally gathered through our recruiting and retention experience, its qualitative assessment of individual performance, a review of each executive’s long term incentives and retention considerations.

Other Compensation

Certain NEOs who are parties to employment agreements will continue to be subject to such agreements in their current form until such time as the Compensation Committee determines in its discretion that revisions to such employment agreements are advisable. The initial term of the 2003 employment agreement with Rodney C. Sacks expired on December 31, 2008 (the “Sacks 2003

Employment Agreement”).  The initial term of the 2003 employment agreement with Hilton H. Schlosberg expired on December 31, 2008 (the “Schlosberg 2003 Employment Agreement”).  On March 6, 2009, the Company entered into new employment agreements with Mr. Sacks (the “Sacks 2009 Employment Agreement”) and Mr. Schlosberg (the “Schlosberg 2009 Employment Agreement”).  For a summary description of the terms of the new agreements, see “Summary Compensation Table - Agreements with Named Executive Officers” below.  In addition, we intend to continue to maintain our current benefits and perquisites for our NEOs, which include automobile and benefit premiums, among other perquisites.  However, the Compensation Committee in its discretion may revise, amend or add to such NEOs benefits and prerequisites if it deems it advisable.  We believe these benefits and perquisites are currently in line with those provided by comparable companies within the consumer products industry and within the labor markets in which we participate for similarly situated executives, based principally on information gathered through our recruiting and retention experience.

Employee Benefit Plans

Our employees, including our NEOs, are entitled to various employee benefits which include medical and dental care plans, car allowances, other allowances, group life, disability, 401(k) plan as well as paid time off.

401(k) Plan

Our employees, including our NEOs, may participate in our 401(k) Plan, a defined contribution plan, which qualifies under Section 401(k) of the Code.  Participating employees may contribute up to 15% of their pretax salary up to statutory limits.  We contribute 25% of the employee contribution, up to 8% of each employee’s earnings, which vests 20% each year for five years after the first anniversary date.

Separation and Change in Control Arrangements

Certain of our NEOs, per the terms of their respective employment agreements and/or employment offer letters and/or amendments to conditions of employment and/or stock option agreements, are eligible for certain benefits and/or payments if there is a change in control and/or employment terminates following a change in control, as described under “Potential Payments Upon Termination or Change in Control” beginning on page 25.

We believe these arrangements are an important part of overall compensation and will help to secure the continued employment and dedication of our NEOs prior to or following a change in control, notwithstanding any concern that they may have at such time regarding their own continued employment. In addition, we believe that these arrangements are an important recruitment and retention device.

SUMMARY COMPENSATION TABLE

On August 8, 2005, our Common Stock was split on a two-for-one basis through a 100% stock dividend.  On July 7, 2006 our Common Stock was split on a four-for-one basis through a 300% stock dividend.  All share information has been presented to reflect the stock splits.

The following table summarizes the total compensation of our NEOs in 2008.  During the year ended December 31, 2008, our NEOs were Rodney C. Sacks, Hilton H. Schlosberg, Mark J. Hall and Thomas J. Kelly.  On January 18, 2008, Kirk S. Blower retired from his position with the Company as its

Senior Vice President Warehouse Division and was subsequently hired on a commission/hourly basis on January 28, 2008.  We have evaluated the duties and responsibilities of our management employees and determined that the Company currently has only four employees who fall within the definition of “executive officer” as set forth in the rules and regulations adopted by the SEC.  Though the Compensation Committee and the Executive Committee noted the uncertain economic conditions under which the Company operated in 2008, and the effect such conditions had on our overall results of operations, such conditions did not have a significant impact in the determination of the compensation of our NEOs in 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (A)	Total ($)
Rodney C. Sacks Chairman, CEO and Director	2008 2007 2006	350,000 289,423 275,000	250,000 250,000 125,000	— — —	2,931,073 2,102,150 2,135,420	— — —	— — —	47,355 49,407 41,602	3,578,428 2,690,980 2,577,022

Hilton H. Schlosberg Vice-Chairman, CFO, COO, President, Secretary and Director	2008 2007 2006	350,000 289,423 275,000	250,000 250,000 125,000	— — —	2,931,073 2,102,150 2,135,420	— — —	— — —	41,256 32,262 31,217	3,572,329 2,673,835 2,566,637

Mark J. Hall President Monster Beverage Division	2008 2007 2006	310,000 269,231 250,000	250,000 250,000 200,000	— — —	1,700,881 1,057,856 1,063,339	— — —	— — —	25,418 22,793 20,288	2,286,299 1,599,880 1,533,627

Thomas J. Kelly Vice President Finance	2008 2007 2006	185,000 169,615 160,000	50,000 50,000 40,000	— — —	85,804 44,011 51,010	— — —	— — —	17,269 20,668 21,437	338,073 284,294 272,447

(1)          The amounts represent the current year unaudited compensation expense for all share-based payment awards based on estimated fair values, computed in accordance with Financial Accounting Standards Board Statement No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123R”), excluding any impact of assumed forfeiture rates.  We record compensation expense for employee stock options based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions: 0% dividend yield; 62.4% expected volatility; 3.4% risk free interest rate; 5.7 years expected lives and 0% forfeiture rate.

(A) ALL OTHER COMPENSATION

Name	Year	Automobile ($)	401 K Match ($)	Benefit Premiums ($)	Health Club Memberships ($)	Total
	2008	31,807	3,875	9,823	1,850	47,355
	2007	33,122	5,125	9,378	1,782	49,407
Rodney C. Sacks	2006	25,771	4,710	9,429	1,692	41,602

	2008	24,928	3,762	10,956	1,610	41,256
	2007	16,064	4,490	10,175	1,533	32,262
Hilton H. Schlosberg	2006	15,261	4,710	9,854	1,392	31,217

	2008	15,812	3,775	5,831	—	25,418
	2007	13,272	4,077	5,444	—	22,793
Mark J. Hall	2006	10,566	4,077	5,645	—	20,288

	2008	8,083	3,355	5,831	—	17,269
	2007	8,822	3,651	8,195	—	20,668
Thomas J. Kelly	2006	8,103	3,480	9,854	—	21,437

Discussion of Summary Compensation Table:

Agreements with Named Executive Officers:

Rodney C. Sacks.  We entered into the Sacks 2003 Employment Agreement dated as of June 1, 2003, pursuant to which Mr. Sacks rendered services as our Chairman and Chief Executive Officer. Under the 2003 Sacks Employment Agreement, Mr. Sacks’ annual base salary was $275,000 for the twelve month period ended December 31, 2006, which increased to $289,423 per annum for the 12 month period ended December 31, 2007 and was further increased to $350,000 for the twelve month period ended December 31, 2008.  Mr. Sacks was eligible to receive annual bonuses in an amount determined at the discretion of our Board as well as certain fringe benefits.  The employment period commenced on June 1, 2003 and ended on December 31, 2008, subject to automatic year-to-year extensions thereafter.  Under the Sacks 2003 Employment Agreement, Mr. Sacks was subject to a confidentiality covenant and a six-month post-termination non-competition covenant.  We granted Mr. Sacks an option, subject to time based vesting, to purchase 1,200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated May 28, 2003, an option to purchase 1,200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated March 23, 2005, an option to purchase 600,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005 and an option to purchase 400,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008.

The Compensation Committee of our Board determined it was in the best interests of the Company to enter into a new employment agreement with Mr. Sacks.  We entered into the Sacks 2009 Employment Agreement as of March 6, 2009, pursuant to which Mr. Sacks will continue to render services as our Chairman and Chief Executive Officer.  Under the Sacks 2009 Employment Agreement, Mr. Sacks’ annual base salary is $385,000, which shall be reviewed annually and increased at the discretion of our Board.  Mr. Sacks is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits.  The employment period commenced on March 6, 2009 and continues through December 31, 2013, subject to automatic extension periods of one year unless notice of intent to not renew is given by either the Company or Mr. Sacks. Under the Sacks 2009 Employment Agreement, Mr. Sacks is subject to a confidentiality covenant and a six-month post-termination non-competition covenant.  The Sacks 2009 Employment Agreement is subject to termination (i) upon the death or disability of Mr. Sacks, (ii) voluntarily by Mr. Sacks on 90 days’ written notice, (iii) for Cause (as defined therein) by the Company, or (iv) upon Constructive Termination (as defined therein) by Mr. Sacks.  The severance provisions in the 2009 Sacks Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.

Hilton H. Schlosberg.  We entered into the 2003 Schlosberg Employment Agreement as of June 1, 2003, pursuant to which Mr. Schlosberg rendered services as our President and Chief Financial Officer. Under the Schlosberg 2003 Employment Agreement, Mr. Schlosberg’s annual base salary was $275,000 for the twelve month period ended December 31, 2006, which increased to $289,423 per annum for the 12 month period ended December 31, 2007 and was further increased to $350,000 for the twelve month period ended December 31, 2008.  Mr. Schlosberg was eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits.  The employment period commenced on June 1, 2003 and ended on December 31, 2008, subject to automatic year-to-year extensions thereafter.  Under the Schlosberg 2003 Employment Agreement, Mr. Schlosberg was subject to a confidentiality covenant and a six-month post-termination non-competition covenant.  We granted Mr. Schlosberg an option, subject to time based vesting, to purchase 1,200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated as May 28, 2003, an option to purchase 1,200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated March 23, 2005, an option to purchase 600,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005 and an option to purchase 400,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008.

The Compensation Committee of our Board determined it was in the best interests of the Company to enter into a new employment agreement with Mr. Schlosberg.  We entered into the Schlosberg 2009 Employment Agreement as of March 6, 2009, pursuant to which Mr. Schlosberg will continue to render services as our President and Chief Financial Officer.  Under the Schlosberg 2009 Employment Agreement, Mr. Schlosberg’s annual base salary is $385,000, which shall be reviewed annually and increased at the discretion of our Board.  Mr. Schlosberg is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits.  The employment period commenced on March 6, 2009 and continues through December 31, 2013, subject to automatic extension periods of one year unless notice of intent to not renew is given by either the Company or Mr. Schlosberg.  Under the Schlosberg 2009 Employment Agreement, Mr. Schlosberg is subject to a confidentiality covenant and a six-month post-termination non-competition covenant.  The Schlosberg 2009 Employment Agreement is subject to termination (i) upon the death or disability of Mr. Schlosberg, (ii) voluntarily by Mr. Schlosberg on 90 days’ written notice, (iii) for Cause (as defined therein) by the Company, or (iv) upon Constructive Termination (as defined therein) by Mr. Schlosberg.  The severance provisions in the Schlosberg 2009 Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.

Mark J. Hall.  On January 21, 1997, Mr. Hall executed our written offer of employment.  The written offer of employment specifies that Mr. Hall’s employment with us is “at will” and thus may be terminated at any time for any or no reason.  Mr. Hall’s base compensation was $310,000 as of December 31, 2008.  Mr. Hall is eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits.  Since January 1, 1999, we have granted Mr. Hall an option, subject to time-based vesting, to purchase 160,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated July 12, 2002, an option to purchase 480,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated January 15, 2004, an option to purchase 800,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated March 23, 2005, an option to purchase 100,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated September 28, 2005, an option to purchase 100,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005 and an option to purchase 300,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008.

Thomas J. Kelly.  Mr. Kelly’s employment is “at will” and thus may be terminated at any time for any or no reason.  Mr. Kelly’s base compensation was $185,000 as of December 31, 2008.  Mr. Kelly is eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits. Since January 1, 1999, we have granted Mr. Kelly an option, subject to time-based vesting, to purchase 80,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated February 2, 1999, an option to purchase 80,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated July 12, 2002, an option to purchase 200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated January 15, 2004, an option to purchase 8,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005 and an option to purchase 20,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008.

GRANTS OF PLAN-BASED AWARDS

The following table summarizes grants of plan-based awards granted to our NEOs during the year ended December 31, 2008.

Name	Grant Date	Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH) (1)	Grant Date Fair Value of Stock and Option Awards
Rodney C. Sacks	6/2/2008	400,000	31.72	7,381,280
Hilton H. Schlosberg	6/2/2008	400,000	31.72	7,381,280
Mark J. Hall	6/2/2008	300,000	31.72	5,535,960
Thomas J. Kelly	6/2/2008	20,000	31.72	369,064

(1)          The amounts represent the  unaudited grant date compensation expense for all share-based payment awards based on estimated fair values, computed in accordance with Financial Accounting Standards Board Statement No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123R”), excluding any impact of assumed forfeiture rates.  We record compensation expense for employee stock options based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions: 0% dividend yield; 62.4% expected volatility; 3.4% risk free interest rate; 5.7 years expected lives and 0% forfeiture rate.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                                The following table summarizes the outstanding equity awards held by our NEOs at December 31, 2008.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Rodney C. Sacks	7/12/2002	448,176	—		—	0.44625	7/12/2012	—	—	—	—
	5/28/2003	860,324	—		—	0.53125	5/28/2013	—	—	—	—
	3/23/2005	620,000	480,000	(1)	—	6.58750	3/23/2015	—	—	—	—
	11/11/2005	360,000	240,000	(2)	—	16.87000	11/11/2015	—	—	—	—
	6/2/2008	—	400,000	(3)	—	31.72000	6/2/2018	—	—	—	—

Hilton H. Schlosberg	7/12/2002	448,176	—		—	0.44625	7/12/2012	—	—	—	—
	5/28/2003	860,324	—		—	0.53125	5/28/2013	—	—	—	—
	3/23/2005	620,000	480,000	(1)	—	6.58750	3/23/2015	—	—	—	—
	11/11/2005	360,000	240,000	(2)	—	16.87000	11/11/2015	—	—	—	—
	6/2/2008	—	400,000	(3)	—	31.72000	6/2/2018	—	—	—	—

Mark J. Hall	1/15/2004	—	96,000	(4)	—	1.01875	1/15/2014	––	—	—	—
	3/23/2005	159,372	320,000	(5)	—	6.58750	3/23/2015	—	—	—	—
	9/28/2005	40,000	40,000	(6)	—	10.94750	9/28/2015	—	—	—	—
	11/11/2005	40,000	40,000	(7)	—	16.87000	11/11/2015	—	—	—	—
	6/2/2008	—	300,000	(8)	—	31.72000	6/2/2018	—	—	—	—

Thomas J. Kelly	1/15/2004	40,000	40,000	(9)	––	1.48250	1/15/2014	––	—	—	—
	11/11/2005	4,800	3,200	(10)	—	16.87000	11/11/2015	—	—	—	—
	6/2/2008	—	20,000	(11)	—	31.72000	6/2/2018	—	—	—	—

(1)          Vest as follows: 240,000 on March 23, 2009; 240,000 on March 23, 2010

(2)          Vest as follows: 120,000 on November 11, 2009; 120,000 on November 11, 2010

(3)          Vest as follows: 80,000 on June 2, 2009; 80,000 on June 2, 2010; 80,000 on June 2, 2011; 80,000 on June 2, 2012; 80,000 on June 2, 2013

(4)          Vest as follows: 96,000 on January 15, 2009

(5)          Vest as follows: 160,000 on March 23, 2009; 160,000 on March 23, 2010

(6)          Vest as follows: 20,000 on September 28, 2009; 20,000 on September 28, 2010

(7)          Vest as follows: 20,000 on November 11, 2009; 20,000 on November 11, 2010

(8)          Vest as follows: 60,000 on June 2, 2009; 60,000 on June 2, 2010; 60,000 on June 2, 2011; 60,000 on June 2, 2012; 60,000 on June 2, 2013

(9)          Vest as follows: 40,000 on January 15, 2009

(10)    Vest as follows: 1,600 on November 11, 2009; 1,600 on November 11, 2010

(11)    Vest as follows: 4,000 on June 2, 2009; 4,000 on June 2, 2010; 4,000 on June 2, 2011; 4,000 on June 2, 2012; 4,000 on June 2, 2013

OPTION EXERCISES AND STOCK VESTED

The following table summarizes exercise of stock options by our NEOs during the Company’s fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Rodney C. Sacks	160,000	5,153,600	—	—
Hilton H. Schlosberg	160,000	5,153,600	—	—
Mark J. Hall	128,328	3,102,971	—	—
Thomas J. Kelly	16,000	400,800	—	—

PENSION BENEFITS

We do not maintain or make contributions to a defined benefit plan for any employees.

NON QUALIFIED DEFERRED COMPENSATION

None of our NEOs participated or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.  The Compensation Committee, which is comprised solely of “outside directors” as defined for the purposes of Section 162(m) of the Code, may elect to provide our officers or other employees with non-qualified defined contribution or deferred compensation benefits should they deem such benefits appropriate.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to the NEOs in the event of a termination of employment or a change of control.  The following tables and narrative disclosure summarize the potential payments to each NEO assuming that one of the events listed in the tables below occurs.  The tables assume that the event occurred on December 31, 2008, the last day of our fiscal year.

Key Employment Agreement and Stock Option Agreement Definitions

For purposes of the Sacks 2009 Employment Agreement and the Schlosberg 2009 Employment Agreement described  in this section, cause (under which we may terminate their employment) is defined as: (i) an act or acts of dishonesty or gross misconduct on the executive’s part which result or are intended to result in material damage to our business or reputation; or (ii) repeated material violations by the executive of his obligations relating to his position and duties, which violations are demonstrably willful and deliberate on the executive’s part and which result in material damage to our business or reputation and as to which material violations our Board has notified the executive in writing.

For purposes of the Sacks 2009 Employment Agreement and the Schlosberg 2009 Employment Agreement described in this section, constructive termination (under which they may terminate their employment) is defined as: (i) without the written consent of the executive, (A) the assignment to the executive of any duties inconsistent in any substantial respect with the executive’s position, authority or responsibilities as contemplated by the position and duties described in his employment agreement, or (B) any other substantial adverse change in such position, including titles, authority or responsibilities; (ii) any failure by us to comply with any of the provisions of his employment agreement, other than an insubstantial or inadvertent failure remedied by us promptly after receipt of notice thereof given by the executive; (iii) our requiring the executive without his consent to be based at any office location outside of Riverside, California or Orange County, California, except for travel reasonably required in the performance of the executive’s responsibilities; or (iv) any failure by us to obtain the assumption and agreement to perform his employment agreement by a successor as contemplated by Section 13(b) of his employment agreement, provided that the successor has had actual written notice of the existence of his respective employment agreement and its terms and an opportunity to assume our responsibilities under his employment agreement during a period of 10 business days after receipt of such notice.

For purposes of the Sacks 2009 Employment Agreement and the Schlosberg 2009 Employment Agreement described in this section, disability is defined as any disability which would entitle the executive to receive full long-term disability benefits under our long-term disability plan, or if no such plan shall then be in effect, any physical or mental disability or incapacity which renders the executive incapable of performing the services required of him in accordance with his obligations under Section 5 of the employment agreement for a period of more than 120 days in the aggregate during any 12-month period during the employment period.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg described in this section, change in control is defined as: (i) the acquisition of “Beneficial Ownership” by any person (as defined in rule 13(d)—3 under the Exchange Act), corporation or other entity other than us or a wholly owned subsidiary of 20% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg described in this section, cause (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or drug or alcohol abuse; and good reason (under which they may terminate their employment) is defined as a reduction in the individual’s compensation or benefits, the individual’s removal from his current position or the assignment to the individual of duties or responsibilities that are inconsistent with the dignity, importance or scope of his position with us.

For purposes of all the stock option agreements described in this section, total disability is defined as the complete and permanent inability of the executive to perform all his duties of employment with us.

For purposes of the employment offer letter with Mr. Hall described in this section, cause (under which we may terminate employment) shall mean an act of dishonesty, or reasons which justify summary dismissal.

For purposes of the stock option agreements with Mr. Hall described in this section, change in control is generally defined as: (i) the acquisition of “beneficial ownership” by any person (as defined in Rule 13(d)—3 under the Exchange Act ), corporation or other entity other than us or a wholly owned subsidiary of ours of 50% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Hall and Mr. Kelly described in this section, cause (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or satisfactorily perform his duties of employment, insubordination or drug or alcohol abuse.

Rodney C. Sacks

	Circumstances of Termination
			Cause and Voluntary	Termination by Corporation other than for Cause or Disability and Termination by the Executive for Constructive	Change in
Payments and Benefits	Death ($)	Disability ($)	Termination ($)	Termination ($)	control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	350,000	350,000	—	346,295	—
Vacation	26,923	26,923	26,923	26,923	—
Benefit Plans	9,823	16,294	—	16,294	—
Automobile	31,807	31,807	—	31,807	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	9,654,035	9,654,035
Total	418,553	425,024	26,923	10,075,354	9,654,035

(a)                              Under the Sacks 2009 Employment Agreement, upon termination due to death or disability, Mr. Sacks, or his legal representative, is entitled to continuation of base salary, employee plan benefits for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)                               Under the Sacks 2009 Employment Agreement, upon termination by us for cause or voluntary termination by Mr. Sacks, Mr. Sacks is entitled to payment for only accrued vacation.

(c)                                Under the Sacks 2009 Employment Agreement, upon termination by us without cause and termination by Mr. Sacks for constructive termination i.e. for good cause, or if we elect not to renew the employment agreement, Mr. Sacks is entitled to the present value of his base salary for the period through December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer, at the rate in effect on the date of termination, discounted at the interest rate payable on one year U.S. Treasury Bills in effect on the day that is 30 business days prior to the date of termination.  In addition, Mr. Sacks is entitled to continuation of all benefit plans and automobile benefits for the period from the date of termination to December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer.  Also, in the case of termination without cause, Mr. Sacks is entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination.  In addition, under Mr. Sacks’ stock option agreements, if Mr. Sacks’ employment is terminated by us without cause or by Mr. Sacks for good reason, all stock option awards shall immediately become exercisable in their entirety.

(d)                               Under Mr. Sacks’ stock option agreements, upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may, with the consent of Mr. Sacks, be purchased by the Company for cash at a price equal to the fair market value less the purchase price payable by Mr. Sacks to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Sacks has the option to purchase.

Hilton H. Schlosberg

	Circumstances of Termination
			Cause and Voluntary	Termination by Corporation other than for Cause or Disability and Termination by the Executive for Constructive	Change in
Payments and Benefits	Death ($)	Disability ($)	Termination ($)	Termination ($)	control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	350,000	350,000	—	346,295	—
Vacation	33,277	33,277	33,277	33,277	—
Benefit Plans	10,956	16,854	—	27,810	—
Automobile	24,928	24,928	—	24,928	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	9,654,035	9,654,035
Total	419,161	425,059	33,277	10,086,345	9,654,035

(a)                                Under the Schlosberg 2009 Employment Agreement, upon termination due to death or disability, Mr. Schlosberg, or his legal representative, is entitled to continuation of base salary, employee plan benefits for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)                               Under the Schlosberg 2009 Employment Agreement, upon termination by us for cause or voluntary termination by Mr. Schlosberg, Mr. Schlosberg is entitled to payment for only accrued vacation.

(c)                              Under the Schlosberg 2009 Employment Agreement, upon termination by us without cause and termination by Mr. Schlosberg for constructive termination i.e. for good cause, or if we elect not to renew the employment agreement, Mr. Schlosberg is entitled to the present value of his base salary for the period through December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer, at the rate in effect on the date of termination, discounted at the interest rate payable on one year U.S. Treasury Bills in effect on the day that is 30 business days prior to the date of termination.  In addition, Mr. Schlosberg is entitled to continuation of all benefit plans and automobile benefits for the period from the date of termination to December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer.  Also, in the case of termination without cause, Mr. Schlosberg is entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination.  In addition, under Mr. Schlosberg’s stock option agreements, if Mr. Schlosberg’s employment is terminated by us without cause or by Mr. Schlosberg for good reason, all stock option awards shall immediately become exercisable in their entirety.

(d)                               Under Mr. Schlosberg’s stock option agreements, upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may with the consent of Mr. Schlosberg, be purchased by us for cash at a price equal to the fair market value less the purchase price payable by Mr. Schlosberg to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Schlosberg has the option to purchase.

Mark J. Hall

	Circumstances of Termination
			Cause and Voluntary	Termination by Corporation other than for Cause or	Change in
Payments and Benefits	Death ($)	Disability ($)	Termination ($)	Disability ($)	control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	—	—	—	51,667	—
Vacation	23,846	23,846	23,846	23,846	—
Benefit Plans	—	—	—	1,859	—
Automobile	—	—	—	—	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	—	6,282,081
Total	23,846	23,846	23,846	77,372	6,282,081

(a)                                  Under our general employment practices, upon termination due to death or disability, Mr. Hall, or his legal representative, is entitled to payment for accrued vacation.

(b)                                 Under Mr. Hall’s employment offer letter, dated January 21, 1997, and our general employment practices, upon termination by us for cause or voluntary termination by Mr. Hall, Mr. Hall is entitled to payment for accrued vacation.

(c)                                  Under Mr. Hall’s employment offer letter, dated January 21, 1997, upon termination by us without cause, Mr. Hall is entitled to two months severance pay and the continuation of medical and dental benefit coverage for both himself and his family for a period of two months.  In addition, under our general employment practices, Mr. Hall is entitled to payment for accrued vacation.

(d)                                 Under Mr. Hall’s stock option agreements (exclusive of the stock option agreement dated July 12, 2002), upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may, with the consent of Mr. Hall, be purchased by us for cash at a price equal to the fair market value less the purchase price payable by Mr. Hall to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Hall has the option to purchase.  Under Mr. Hall’s stock option agreement dated July 12, 2002, our Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable shall immediately become exercisable and that any options not exercised prior to such change in control shall be canceled.

Thomas J. Kelly

Circumstances of Termination
			Cause and	Termination by
Payments and Benefits	Death ($)	Disability ($)	Voluntary Termination ($)	Corporation other than for Cause or Disability ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	—	—	—	—	—
Vacation	10,751	10,751	10,751	10,751	—
Benefit Plans	—	—	—	—	—
Automobile	—	—	—	—	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	—	—
Total	10,751	10,751	10,751	10,751	—

(a)                                  Under our general employment practices, upon termination due to death or disability, Mr. Kelly or his legal representative, is entitled to payment for accrued vacation.

(b)                                 Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Kelly, Mr. Kelly is entitled to payment for accrued vacation.

(c)                                  Under our general employment practices, upon termination by us without cause, Mr. Kelly is entitled to payment for accrued vacation.

(d)                                 Under Mr. Kelly’s stock option agreements, the Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable shall immediately become exercisable and that any options not exercised prior to such change in control shall be canceled.  Under the Amendment to Conditions of Employment of Mr. Kelly dated December 7, 1999, if, following a change in control, Mr. Kelly’s employment with us is terminated by us other than for cause or in the event that Mr. Kelly resigns under circumstances which constitute constructive dismissal by us of Mr. Kelly, then Mr. Kelly shall be entitled to receive severance pay from us as follows: If termination occurs within the first six (6) months after the change in control occurs, Mr. Kelly shall be entitled to six (6) months severance pay in the amount of $92,500; if termination occurs between six (6) and twelve (12) months after the change in control occurs, Mr. Kelly shall be entitled to five (5) months severance pay in the amount of $77,083; if termination occurs between twelve (12) and eighteen (18) months after the change in control occurs, Mr. Kelly shall be entitled to four (4) months severance pay in the amount of $61,667 and if the termination occurs between eighteen and twenty-four (24) months after the change in control occurs, Mr. Kelly shall be entitled to three (3) months severance pay in the amount of $46,250.

DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation we paid to our outside directors during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Benjamin M. Polk (3)	—	—	20,240	—	—	—	20,240
Norman C. Epstein	63,000	—	20,240	—	—	—	83,240
Sydney Selati	49,500	—	—	—	—	—	49,500
Harold C. Taber, Jr.	45,750	—	20,240	—	—	—	65,990
Mark S. Vidergauz	39,000	—	20,240	—	—	—	59,240

(1)          The outside directors held the following numbers of outstanding stock options as of December 31, 2008; Benjamin M. Polk, 9,600; Norman C. Epstein, 19,200; Harold C. Taber, Jr. 19,200; and Mark S. Vidergauz, 9,600. Sydney Selati held no outstanding stock options as of December 31, 2008.

(2)          The amounts represent the current year unaudited compensation expense for all share-based payment awards based on estimated fair values, computed in accordance with Financial Accounting Standards Board Statement No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123R”), excluding any impact of assumed forfeiture rates.  We record compensation expense for employee stock options based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions: 0% dividend yield; 62.4% expected volatility; 3.4% risk free interest rate; 5.7 years expected lives and 0% forfeiture rate.

(3)          Mr. Polk waived his fees for the year ended December 31, 2008.

During the year ended December 31, 2008, no options awards were granted to our outside directors.

In 2008 outside directors were entitled to an annual fee of $22,500 plus $2,250 for each meeting of the Board attended.  Outside directors were entitled to $1,500 for each Audit Committee meeting attended ($750 for an informal meeting of the Audit Committee or a series of telephone calls between Audit Committee members in a single day).  The Audit Committee chairman earns an additional annual fee of $7,500.  Outside directors were entitled to $750 for each Compensation Committee meeting attended ($375 for an informal meeting of the Compensation Committee or a series of telephone calls between Compensation Committee members in a single day).  The Compensation Committee chairman earns an additional annual fee of $7,500.  Outside directors were entitled to $750 for each Nominating Committee meeting attended ($375 for an informal meeting of the Nominating Committee or a series of telephone calls between Nominating Committee members in a single day).  Outside directors were entitled to $750 for each special committee meeting attended ($375 for an informal meeting of a special committee or a series of telephone call between special committee members in a single day).

In early 2009, the Compensation Committee reviewed a competitive analysis of non-employee director compensation prepared by the Compensation Committee’s independent compensation advisor Exequity LLP.  The Nominating Committee and Compensation Committee made recommendations to the Board of Directors for changes to the non employee director pay program in response to the competitive analysis and market trends.  The Board of Directors approved changes effective beginning in fiscal 2009 to each component as follows.  Each non-employee director will receive an annual retainer of $45,000.  A separate meeting fee will no longer be provided for attendance at Board and committee meetings.  Except for committee chairs, members of the Audit Committee will receive an additional annual retainer of $7,500 and members of the Compensation Committee and Nominating Committee will receive an additional $5,000.  The chairman of the Audit Committee will receive an additional annual retainer of $15,000 and the chairs of the Compensation Committee and Nominating Committee will each receive an additional $10,000.

Employee Stock Option Plans

The Company has a stock option plan (the “Plan”) that provided for the grant of options to purchase up to 24,000,000 shares of the Common Stock of the Company to certain key employees of the Company and its subsidiaries.  Options granted under the Plan may either be incentive stock options qualified under Section 422 of the Code, as amended, or non-qualified options.  Such options are exercisable at fair market value on the date of grant for a period of up to ten years.  Under the Plan, shares subject to options may be purchased for cash, or for shares of Common Stock valued at fair market value on the date of purchase.  Under the Plan, no additional options may be granted after July 1, 2001.

During 2001, the Company adopted the Hansen Natural Corporation Amended and Restated 2001 Stock Option Plan (the “2001 Option Plan”).  The 2001 Option Plan provides for the grant of options to purchase up to 22,000,000 shares of the Common Stock of the Company to certain key employees or non-employees of the Company and its subsidiaries.  Options granted under the 2001 Option Plan may be incentive stock options under Section 422 of the Code, nonqualified stock options, or stock appreciation rights.  On September 18, 2007, the Board adopted the Hansen Natural Corporation Amended and Restated Stock Option Plan (the “2001 Amended Option Plan”), which was approved by our stockholders on November 9, 2007. The 2001 Amended Option Plan provides, among other items, that stock options may be granted to Consultants (as such term is defined in the Amended Plan) as well as to employees.  Option grants may be made under the 2001 Amended Option Plan for ten years from the effective date of the 2001 Amended Option Plan.

The Plan and the 2001 Option Plan are administered by the Compensation Committee of the Board of Directors, which is comprised of directors who satisfy the “non-employee” director requirements of Rule 16b-3 under the Exchange Act and the “outside director” provision of Section 162(m) of the Code.  Grants under the Plan and the 2001 Amended Option Plan are made pursuant to individual agreements between the Company and each grantee that specifies the terms of the grant, including the exercise price, exercise period, vesting and other terms thereof.

Outside Directors Stock Option Plans

The Company has an option plan for its outside directors (the “Directors Plan”) that provides for the grant of options to purchase up to an aggregate of 800,000 shares of Common Stock of the Company to directors of the Company who are not and have not been employed by or acted as consultants to the Company and its subsidiaries or affiliates and who are not and have not been nominated to the Board of Directors pursuant to a contractual arrangement.  Under the Directors Plan, no additional options may be granted after November 30, 2004.

During 2005, the Company adopted the 2005 Hansen Natural Corporation Stock Option Plan for Non-Employee Directors (“2005 Directors Plan”) that provides for the grant of options to purchase up to an aggregate of 800,000 shares of Common Stock of the Company to non-employee directors of the Company.  On the date of the annual meeting of stockholders at which an eligible director is initially elected, each eligible director is entitled to receive a one-time grant of an option to purchase 24,000 shares of the Company’s Common Stock exercisable at the closing price for a share of Common Stock on the date of grant.  Additionally, on the fifth anniversary of the election of eligible directors elected or appointed to the Board, and each fifth anniversary thereafter, each eligible director shall receive an additional grant of an option to purchase 19,200 shares of the Company’s Common Stock.  Options become exercisable in four equal installments, with immediate vesting of 25% of the total grant and the remaining installments vesting on the three successive anniversaries of the date of grant; provided that all options held by an eligible director become fully and immediately exercisable upon a change in control of the Company.  Options granted under the 2005 Directors Plan that are not exercised generally expire ten years after the date of grant.  Option grants may be made under the 2005 Directors Plan for ten years from the effective date of the 2005 Directors Plan.  Four eligible directors were initially granted options to purchase 19,200 shares of the Company’s Common Stock pursuant to the 2005 Directors Plan, (see “Principal Stockholders and Security Ownership of Management”).  Subject to stockholder approval, the Company will adopt the 2009 Directors Plan.  See “Proposal Three - Approval of 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors” above for a summary description of the terms of the 2009 Directors Plan.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2008 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders	10,029,942	$12.39	5,245,000

Equity compensation plans not approved by stockholders	—	—	—

Total	10,029,942	$12.39	5,245,000

As of April 1, 2009, 5,237,700 shares were available for grant under equity compensation plans.

Certain Relationships and Related Transactions and Director Independence

The Board has determined that Messrs. Epstein, Taber, Selati and Vidergauz are independent directors under applicable NASDAQ Marketplace Rules and SEC rules.

Each director and nominee for election as a director delivers to the Company annually a questionnaire that includes, among other things, information relating to any transactions the director or nominee or their family members, may have with the Company or in which the director or nominee, or such family member, has a direct or indirect material interest.

The Board, through its Audit Committee, reviews and monitors all related party transactions. The Audit Committee’s policies and procedures for related party transactions are not in writing, but the proceedings are documented in the minutes of the Audit Committee meetings.  The Audit Committee will assess, among factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  The Audit Committee is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate.  No director shall participate in any discussion or approval of a transaction for which he is a related party, except that this director shall provide all material information concerning the transaction to the Audit Committee.

•                  Benjamin M. Polk is a partner in Schulte Roth & Zabel LLP, a law firm that we have retained since May 2004, and was previously a partner with Winston & Strawn LLP, a law firm (together with its predecessors) that had been retained by the Company since 1992.  Expenses incurred in connection with services rendered by the firm to the Company during the year ended December 31, 2008 were $2.4 million.

•                  Rodney C. Sacks is currently acting as the sole trustee of a trust formed pursuant to an Agreement of Trust dated July 27, 1992 for the purpose of holding the Hansen’s® trademark.  We and HBC have agreed to indemnify Mr. Sacks and hold him harmless from any claims, loss or liability arising out of his acting as Trustee.

•                  During 2007, we purchased promotional items from IFM Group, Inc. (“IFM”).  Rodney C. Sacks, together with members of his family, owns approximately 27% of the issued shares in IFM.  Hilton H. Schlosberg, together with members of his family, owns approximately 58% of the issued shares in IFM.  Expenses incurred with such company in connection with promotional materials purchased during the year ended December 31, 2008 were $0.8 million.  We will continue to purchase promotional items from IFM Group, Inc. in 2009.

The preceding descriptions of agreements are qualified in their entirety by reference to such agreements, which have been filed as exhibits to the Company’s reports, as applicable.

AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee.  On April 13, 2009, the Audit Committee recommended, and the Board approved, an amendment of the charter to ensure compliance with requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees regarding their independence.  A copy of the amended charter is available on our website at http://investors.hansens.com/documents.cfm.  The Board of Directors has determined that the members of the Audit Committee are “independent,” as defined in the NASDAQ Marketplace Rules and SEC rules relating to audit committees, meaning that they have no relationship to the Company that may interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Report of the Audit Committee

The Audit Committee consists of three independent directors (as independence is defined by NASD Rule 4200(a)(15)). Our Board of Directors has determined that Mr. Epstein is (1) an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and (2) independent as defined by the NASDAQ Marketplace Rules and Section 10A(m)(3) of the Exchange Act.  The Audit Committee appoints, determines funding for, oversees and evaluates the auditor with respect to accounting, internal controls and other matters, and makes other decisions with respect to audit and finance matters.  The Audit Committee also pre-approves the retention of the auditors, and the auditor’s fees for all audit and non-audit services provided by the auditor and determines whether the provision of non-audit services is compatible with maintaining the independence of the auditor.  All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication.

Duties and Responsibilities

The Audit Committee operates under a written charter approved by the Board of Directors. Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of the Company’s financial statements;
•	the Company’s systems of internal controls regarding finance and accounting as established by management;
•	the qualifications and independence of the independent auditors;
•	the performance by the Company’s independent auditors;
•	the Company’s auditing, accounting and financial reporting processes generally; and
•	compliance with the Company’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent auditors, financial management and all employees.

In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche LLP, the Company’s independent auditors, to review and discuss the Company’s audited financial statements for the fiscal year ended December 31, 2008.  The Audit Committee also discussed with the independent auditors the matters required by the Public Company Accounting Oversight Board (the “PCAOB”) AU Section 325 “Communications about Control Deficiencies in an Audit of Financial Statements” and AU Section 380 “Communications with Audit Committees”, as may be modified or supplemented.  The Audit Committee also received from Deloitte & Touche LLP the written disclosures and the letter required by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence”, as may be modified or supplemented, and has discussed with Deloitte & Touche LLP its independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Audit Committee
Norman C. Epstein, Chairman
Harold C. Taber, Jr.
Sydney Selati

Principal Accounting Firm Fees

Accounting Fees

Aggregate fees billed and unbilled to the Company for service provided for the years ended December 31, 2008 and 2007 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”):

	Year ended December 31,
	2008	2007
Audit Fees	$887,732	$823,640
Audit-Related Fees(1)	1,500	1,500
Tax Fees(2)	476,674	264,193
All Other Fees	—	—
Total Fees(3)	$1,365,906	$1,089,333

(1) Audit-related fees consisted of fees for consultations regarding reporting matters under regulations of the SEC.

(2) Tax fees consisted of fees for tax consultation services including advisory services for state tax analysis and tax audit assistance.

(3) For the years ended December 31, 2008 and 2007, all of the services performed by Deloitte & Touche were approved by the Audit Committee.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its chairman when necessary due to timing considerations.  Any services approved by the chairman must be reported to the full Audit Committee at its next scheduled meeting.  The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with the pre-approval policies, and the fees for the services performed to date.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for reviewing, developing and recommending to the Board the appropriate management compensation policies, programs and levels, and reviewing the performance of the Chief Executive Officer, President and other senior executive officers periodically in relation to these objectives.

The Compensation Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company.  The Compensation Committee has access, at the Company’s expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations.  The Compensation Committee believes that the compensation policies and programs as outlined above in “Compensation Discussion and Analysis” ensure that levels of executive compensation fairly reflect the performance of the Company, thereby serving the best interests of its stockholders.  The Board has adopted written Equity Grant Procedures, which are available on our website at http://investors.hansens.com/documents.cfm.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

For the fiscal year ended December 31, 2008, the Company’s Compensation Committee was comprised of Mr. Epstein, Mr. Selati and Mr. Vidergauz.  No interlocking relationships exist between any member of the Company’s Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.  No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.  Based on such review and discussions, we recommend to the Board that the Compensation Discussion and Analysis referred to above be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Compensation Committee
Norman C. Epstein, Chairman
Sydney Selati
Mark S. Vidergauz

NOMINATING COMMITTEE

The Nominating Committee assists the Board in fulfilling its responsibilities by establishing, and submitting to the Board for approval, criteria for the selection of new directors; identifying and approving individuals qualified to serve as members of the Board; selecting director nominees for our annual meetings of stockholders; evaluating the performance of the Board; reviewing and recommending to the Board any appropriate changes to the committees of the Board; and developing and recommending to the Board corporate governance guidelines and oversight with respect to corporate governance and ethical conduct.  The Board of Directors has adopted a written charter for the Nominating Committee.

On April 13, 2009, the Nominating Committee recommended, and the Board approved, an amendment of the charter to include a provision detailing the criteria which are most important when evaluating the selection and nomination of candidates for election to the Board.  A copy of the amended charter is available on our website at http://investors.hansens.com/documents.cfm.

The Nominating Committee has a policy regarding the consideration of any director candidates recommended by stockholders.  Suggestions for candidates to the Board may be made in writing and mailed to the Nominating Committee, c/o Office of the Secretary, Hansen Natural Corporation, 550 Monica Circle, Suite 201, Corona, CA 92880.  Nominations must be submitted in a manner consistent with our by-laws.  We will furnish a copy of the by-laws to any person, without charge, upon written request directed to the Office of the Secretary at our principal executive offices.  Each candidate suggestion made by a stockholder must include the following:

•                  the candidate’s name, contact information, detailed biographical material, qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

•                  all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

•                  a written consent of the candidate to being named in a Company proxy statement as a nominee and to serving as a director, if elected; and

•                  a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

Our Nominating Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate.  In connection with the process of selecting and nominating candidates for election to the Board, the Nominating Committee shall review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board.  Among the qualifications to be considered in the selection of candidates, the Nominating Committee will consider the experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment, time available in light of other commitments and dedication of any particular candidate, as well as such candidate’s past or anticipated contributions to the Board and its committees so that the Board includes members, where appropriate, with diverse backgrounds, knowledge and skills relevant to the business of the Company.  See “Deadlines for Receipt of Stockholder Proposals” for information regarding nominations of director candidates by stockholders for the 2010 annual meeting of stockholders.

Nominating Committee
Norman C. Epstein
Harold C. Taber, Jr.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote by calling the toll free number or over the Internet or, if you requested to receive printed proxy materials, by signing and returning your proxy card.

COMMUNICATING WITH THE BOARD

Stockholders, employees and other individuals interested in communicating with the Chairman and CEO should write to the address below:

Rodney C. Sacks, Chairman and CEO

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

Those interested in communicating directly with the Board, any of the committees of the Board, the outside directors as a group or individually should write to the address below:

Office of the Corporate Secretary

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

FORM 10-K AND OTHER DOCUMENTS AVAILABLE

A copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC, is available over the Internet at the SEC’s website, www.sec.gov, or on our website at www.hansens.com.  The Annual Report on Form 10-K is also available without charge to any stockholder upon request to:

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

(951) 739-6200   *   (800) HANSENS

Additionally, charters for certain of the committees of the Board of Directors as well as the Company’s Code of Business Conduct and Ethics are available on our website.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the captions “Compensation Committee Report,” and “Report of the Audit Committee” shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates these items by reference.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 24, 2009	/s/ Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

EXHIBIT A

2009 HANSEN NATURAL CORPORATION

STOCK INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

2009 HANSEN NATURAL CORPORATION

STOCK INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

1.               Purpose of the Plan

The purpose of the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors is to attract and retain persons of ability as directors of Hansen Natural Corporation and to further align the economic interests of directors with those of the Company’s shareholders.  The Company expects that it will benefit from the added interest which such directors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2.                                     Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)          Act:  The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)         Affiliate:  With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(c)          Award:  An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

(d)         Board:  The Board of Directors of the Company.

(e)          Change of Control:  The occurrence of any of the following events:

(i) the acquisition of “beneficial ownership” by any person (as defined in Rule 13d-3 under the Act), corporation or other entity other than the Company or a wholly-owned subsidiary of the Company of 50% or more of the outstanding Shares, (ii) the sale or disposition of substantially all of the assets of the Company or (iii) the merger of the Company with another corporation in which the Shares are no longer outstanding after such merger.

(f)            Code:  The Internal Revenue Code of 1986, as amended, or any successor thereto.

(g)         Company:  Hansen Natural Corporation, and its successors and assigns.

(h)         Director:  A member of the Board.

(i)             Disability:  The complete and permanent inability of a Director to perform all of his or her duties as a Director, as determined by the Board upon the basis of such evidence, including independent medical reports and data, as the Board deems appropriate or necessary.

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(j)             Effective Date:  The date the Plan is approved by the shareholders of the Company.

(k)          Eligible Director:  A Director: (i) who is not an employee of the Company or its subsidiaries or Affiliates, (ii) who does not serve as a consultant of the Company or its subsidiaries or Affiliates and (iii) whom the Company is not contractually obligated to nominate as a Director.

(l)             Exchange:  The New York Stock Exchange, or if the Shares are not listed on the New York Stock Exchange, the principal exchange on which the Shares are listed or the NASDAQ system of the National Association of Securities Dealers.

(m)       Fair Market Value:  As of any date, the closing price on the Exchange for one Share on such date, or, if no sales of stock have taken place on such date, the Fair Market Value of one Share on the most recent date on which selling prices were reported on the Exchange.  In the event that the Company’s Shares are not publicly traded on an Exchange, the Board shall determine the fair market value for all purposes.

(n)         Option:  A non-qualified stock option granted pursuant to Section 7 of the Plan.

(o)         Option Price:  The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

(p)         Other Stock-Based Awards:  Awards granted pursuant to Section 9 of the Plan.

(q)         Participant:  An Eligible Director who is selected by the Board to participate in the Plan.

(r)            Plan:  The 2009 Hansen Natural Corporation Stock Incentive Plan For Non-Employee Directors.

(s)          Shares:  Shares of common stock of the Company.

(t)            Stock Appreciation Right:  A stock appreciation right granted pursuant to Section 8 of the Plan.

3.                                     Shares Subject to the Plan

The total number of Shares which may be issued under the Plan is 800,000.  The Shares may consist, in whole or in part, of unissued Shares or treasury Shares.  The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable.  Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.

4.                                     Administration

The Plan shall be administered by the Board, which may delegate its duties and powers in whole or in part as it determines.  The Board shall have full power to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan.  The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Board deems necessary or desirable.  Any decision of the Board in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their Beneficiaries or

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successors).  The Board shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).  The Board shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Award.  The Board’s decisions and determinations under the Plan need not be uniform and may be made selectively among Directors, whether or not such Directors are similarly situated.

5.                                     Limitations

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6.                                     Grant Date and Vesting

(a)          Grant Date.  The Board shall only make grants of Awards, if any, to Eligible Directors on the last business day prior to the date of the Company’s annual shareholder meeting.

(b)         Vesting.  Except as otherwise provided in the Plan or an Award agreement, any Award granted under the Plan shall vest with respect to 100% of such Award, in the calendar year following the calendar year in which such Award is granted, on the last business day prior to the date of the Company’s annual shareholder meeting, provided that the recipient of any Award is an Eligible Director on such date.

7.                                     Terms and Conditions of Options

Options granted under the Plan shall be non-qualified for federal income tax purposes and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Board shall determine:

(a)          Option Price.  The Option Price per Share shall be determined by the Board, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

(b)         Exercisability.  Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board, but in no event shall an Option be exercisable more than ten years after the date it is granted.

(c)          Exercise of Options.  Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable.  For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence.  The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant  (i) in cash or its equivalent (e.g., by check), (ii) to the extent permitted by the Board, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Board; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Board or generally accepted accounting principles), (iii) partly in cash and, to the

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extent permitted by the Board, partly in such Shares or (iv) such other method approved by the Board.  No Participant shall have any rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Board pursuant to the Plan.

(d)         Option Agreement.  Each Option granted under the Plan shall be evidenced by a written Option Agreement, in a form approved by the Board.  Such Option Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan and such other terms and conditions as the Board may specify.  Further, each such Option Agreement shall provide that unless at the time of exercise of the Option there shall be a valid and effective registration statement under the Securities Act of 1933 (the “33 Act”) and appropriate qualification and registration under applicable state securities laws relating to the Shares being acquired pursuant to the Option, the Director shall upon exercise of the Option give a representation that he or she is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such Shares.  In the absence of such registration statement, the Director shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Shares acquired pursuant to the Option until he or she requests and receives an opinion of the Company’s counsel to the effect that such proposed sale or transfer will not result in a violation of the ‘33 Act, or a registration statement covering the sale or transfer of the Shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

8.                                     Terms and Conditions of Stock Appreciation Rights

(a)          Grants.  The Board also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof.  A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) shall be granted at the time the related Option is granted, (B) shall cover the same Shares covered by an Option (or such lesser number of Shares as the Board may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 8 (or such additional limitations as may be included in an Award agreement).

(b)         Terms.  The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Board but in no event shall such amount be less than the greater of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option.  Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right.  Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered.  The date a notice of

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exercise is received by the Company shall be the exercise date.  Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Board.  Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised.  No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Board should so determine, the number of Shares will be rounded downward to the next whole Share.

(c)          Limitations.  The Board may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

9.                                     Other Stock-Based Awards

The Board, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”).  Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Board shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan.  Subject to the provisions of the Plan, the Board shall determine (a) the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, (b) whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares and (c) all other terms and conditions of such Awards (including, without limitation, provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

10.                               Certificates for Awards of Stock

(a)          Each Director entitled to receive Shares under the Plan shall be issued a certificate for such Shares.  Such certificate shall be registered in the name designated by the Director, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Shares and shall be subject to appropriate stop-transfer orders.

(b)         Shares shall be made available under the Plan either from authorized and unissued Shares, or Shares held by the Company in its treasury.  The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any federal or state law, or any ruling or regulation of any governmental body, which the Board shall, in its sole discretion, determine to be necessary or advisable.

(c)          All certificates for Shares delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable federal or state securities laws, and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.  The foregoing provisions of this Section 10(c) shall not be effective if and to the extent that the Shares delivered under the Plan are covered by an effective and current registration statement under the 33 Act, or if, and so long as, the Board determines that application of such provisions is no longer required or desirable.  In making such determination, the Board may rely upon an opinion of counsel for the Company.

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11.                               Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)          Generally.  In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Board in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price or exercise price of any Stock Appreciation Right and/or (iii) any other affected terms of such Awards.

(b)         Change of Control. In the event of a Change of Control after the Effective Date, the Board may, in its sole discretion, provide for (i) the termination of an Award upon the consummation of the Change of Control, but only if such Award has vested and been paid out or the Participant has been permitted to exercise the Award in full for a period of not less than 10 days prior to the Change of Control, (ii) acceleration of all or any portion of an Award, (iii) the payment of any amount (in cash or, in the discretion of the Board, in the form of consideration paid to shareholders of the Company in connection with such Change of Control) in exchange for the cancellation of such Award which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate exercise price or Option Price of such Options or Stock Appreciation Rights, and/or (iv) issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder.

12.                               Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

13.                               Nontransferability of Awards

Unless otherwise determined by the Board, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution.  During the lifetime of the Director, an Option or Stock Appreciation Right shall be exercisable only by the Director.  An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

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14.                               Indemnification

No member of the Board shall be personally liable for any action, determination, or interpretation taken or made with respect to the Plan or any award thereunder.  The Company shall indemnify all members of the Board to the extent permitted by law, from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities, and obligations under the Plan.

15.                               Amendments or Termination

The Board may, at any time, amend or terminate the Plan.  No amendment shall, without approval by a majority of the Company’s shareholders, (i) alter the group of persons eligible to participate in the Plan, (ii) increase the maximum number of Shares which are available for Awards under the Plan or (iii) extend the period during which Awards may be granted under the Plan beyond the expiration of ten years from the effective date of the Plan.  No amendment or termination shall retroactively impair the rights of any person with respect to an Award.  Notwithstanding the foregoing, the Board may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

16.                               Miscellaneous

(a)          Nothing in this Plan or any Award granted hereunder shall confer upon any Director any right to continue as a member of the Board.

(b)         No Director shall have any claim to an Award until it is actually granted under the Plan.  To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(c)          The right of any Director or other person to any Award or Shares under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as may be required by law.  If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any right to acquire Shares or exercise Options granted under the Plan would be made subject to the debts or liabilities of the Director or would otherwise devolve upon anyone else and not be enjoyed by the Director, then the Board may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Director, or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Director in such manner as the Board may deem proper.

(d)         Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Directors at all reasonable times at the Company’s headquarters.

(e)          The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

(f)            All elections, designations, requests, notices, instructions and other communications from a Director or other person to the Board, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Board and shall be mailed by first class mail or delivered to such location as shall be specified by the Board.

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(g)         The terms of the Plan shall be binding upon the Company and its successors and assigns.

(h)         Captions herein are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

17.                               Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

18.                               Effectiveness of the Plan

The Plan shall be effective as of the Effective Date.  No Awards shall be granted prior to the Effective Date.

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PROXY FOR

HANSEN NATURAL CORPORATION

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hansen Natural Corporation (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 24, 2009, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 4, 2009 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Annual Meeting of Stockholders and proxy statement.  In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Annual Meeting of Stockholders or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS OF

HANSEN NATURAL CORPORATION

June 4, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Proxy Materials are available at

https://materials.proxyvote.com/411310

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal to elect seven Directors:

NOMINEES:
☐ FOR ALL NOMINEES	☐ Rodney C. Sacks
☐ Hilton H. Schlosberg
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Norman C. Epstein
☐ Benjamin M. Polk
☐ FOR ALL EXCEPT (See instructions below)	☐ Sydney Selati
☐ Harold C. Taber, Jr.
☐ Mark S. Vidergauz

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2009.	☐	☐	☐

3.	Proposal to approve the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY FOR
ANNUAL MEETING OF STOCKHOLDERS OF

HANSEN NATURAL CORPORATION

June 4, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER

Vote online/phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at
https://materials.proxyvote.com/411310

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal to elect seven Directors:

NOMINEES:
☐ FOR ALL NOMINEES	☐ Rodney C. Sacks
☐ Hilton H. Schlosberg
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Norman C. Epstein
☐ Benjamin M. Polk
☐ FOR ALL EXCEPT (See instructions below)	☐ Sydney Selati
☐ Harold C. Taber, Jr.
☐ Mark S. Vidergauz

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2009.	☐	☐	☐

3.	Proposal to approve the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.